UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2015

SunEdison, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

13736 Riverport Dr. Maryland Heights, Missouri (Address of principal executive offices)	63043 (Zip Code)

(314) 770-7300 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.
On July 6, 2015, SunEdison, Inc. (“SunEdison”) and TerraForm Power, Inc. (“TerraForm Power”) issued a press release regarding the acquisition by TerraForm IWG Acquisition Holdings, LLC, a wholly-owned indirect subsidiary of TerraForm Power, Inc., of wind power plants from Invenergy Wind Global LLC (the “Acquisition”).  A copy of the press release is furnished as Exhibit 99.1 hereto.  SunEdison and TerraForm Power will host a conference call for investors to discuss the Acquisition at 8:30 AM ET on Tuesday, July 7, 2015.  The presentation materials for the conference call are available on the events page of the investor sections of SunEdison’s and TerraForm Power’s websites at www.SunEdison.com and http://ir.terraform.com.
In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits     Item

99.1	Press release dated July 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNEDISON, INC.
Date:	July 6, 2015	By:	/s/ Martin H. Truong
Name: Martin H. Truong Title: Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Number	Item
99.1	Press release dated July 6, 2015.